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                                  EXHIBIT 10.13

                                 AMENDMENT NO. 9
                             TO EMPLOYMENT AGREEMENT


            AGREEMENT dated as of May 19, 1997 between ____________ ("Employee") and Chemed Corporation (the "Company").
            WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 2, 1988 and amended May 15, 1989, May 21, 1990, May 20, 1991, May 18, 1992, May 17, 1993, May 16, 1994, May 15, 1995 and May 20,
1996 ("Employment Agreement"); and
            WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.
            NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 19, 1997, as follows:

         A. The date, amended as of May 20, 1996, set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of May 3, 2002 is hereby substituted therefor.
         B.       The base salary amount set forth in the first sentence of
                  Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $_______ per annum is hereby substituted.
         C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 1996 is $______. Except as specifically amended in this Amendment No. 9 to Employment Agreement, the Employment Agreement, as amended,


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shall continue in full force and effect in accordance with its terms, conditions and provisions.
            IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                              EMPLOYEE

                              ---------------------


                              CHEMED CORPORATION

                              ---------------------
                              Kevin J. McNamara
                              President


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                           SCHEDULE TO EXHIBIT 10.13

                                     Minimum                               Current
                                      Annual          Current (a)         Expiration
                                   Base Salary        Stock Award           Date of
Name and Position                   and Bonus         Compensation         Agreement
-----------------                 ------------        ------------        ----------
Kevin J. McNamara                  283,728.00           51,063.00          5/3/2002
President                           38,285.00

Paul C. Voet                       289,500.00           89,482.00          5/3/2002
Executive Vice President            85,000.00

Timothy S. O'Toole                 171,525.00           47,206.00          5/3/2002
Executive Vice President            23,857.00
and Treasurer

Sandra E. Laney                    174,825.00           41,652.00          5/3/2002
Senior Vice President and           37,455.00
Chief Administrative Officer

Arthur V. Tucker                   109,000.00           12,993.00          5/3/2002
Vice President and Controller       17,102.00

Thomas C. Hutton                   167,825.00           19,088.00          5/3/2002
Vice President                      16,477.00

-----------------
(a) Amount of unrestricted stock award recognized in lieu of incentive compensation in 1996.